© 2017 Internap Corporation (INAP) 3rd Quarter 2017 Earnings Report Peter D. Aquino President & Chief Executive Officer Robert M. Dennerlein Chief Financial Officer November 2, 2017

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include statements related to sales, improved profitability, margin expansion, operations improvement, cost reductions, participation in strategic transactions, our strategy to align into pure- play businesses and our expectations for full-year 2017 revenue, Adjusted EBITDA and capital expenditures. Our ability to achieve these forward-looking statements is based on certain assumptions, including our ability to execute on our business strategy, leveraging of multiple routes to market, expanded brand awareness for high-performance Internet infrastructure services and customer churn levels. These assumptions may prove inaccurate in the future. Because such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, there are important factors that could cause INAP’s actual results to differ materially from those expressed or implied in the forward-looking statements, due to a variety of important factors. Such important factors include, without limitation: our ability to execute on our business strategy into a pure-play business and drive growth while reducing costs; our ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all; the robustness of the IT infrastructure services market; our ability to achieve or sustain profitability; our ability to expand margins and drive higher returns on investment; our ability to sell into new and existing data center space; the actual performance of our IT infrastructure services and improving operations; our ability to correctly forecast capital needs, demand planning and space utilization; our ability to respond successfully to technological change and the resulting competition; the geographic concentration of the company’s data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; ability to identify any suitable strategic transactions; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, data centers, network access points or computer systems; our ability to provide or improve Internet infrastructure services to our customers; our ability to protect our intellectual property; our substantial amount of indebtedness, our possibility to raise additional capital when needed, on attractive terms, or at all, our ability to service existing debt or maintain compliance with financial and other covenants contained in our credit agreement; our compliance with and changes in complex laws and regulations in the U.S. and internationally; our ability to attract and retain qualified management and other personnel; and volatility in the trading price of INAP common stock. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to INAP or persons acting on its behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and INAP undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © 2017 Internap Corporation (INAP)

3 NON-GAAP MEASURES In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. INAP believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand our underlying performance and trends.   Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition. Our method of calculating these non-GAAP financial measures may differ from methods used by other companies. These non- GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP. As required by SEC rules, we have provided in this presentation reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. Reconciliations of non-GAAP financial measures are also available in the attachment to our third quarter 2017 earnings press release available on our website at www.ir.Internap.com. © 2017 Internap Corporation (INAP)

4 INAP Continues Building Momentum • INAP’S Emerging Identity, as a Strong Colocation Services Provider with… Value Added Products beyond Colocation, including: Managed Services & Hosting, Cloud, and High-performance Network Services. A significant presence in 12 of top 15 U.S. markets and 2nd largest market in Canada. • Sales Force Recruiting now at Target Levels, positioning INAP well for 2018 productivity. • EBITDA Margin Expansion continues to improve. • INAP Investing for the Future - Upcoming Capital Projects: Dallas raised floor and power expansion to meet growing demand New Phoenix data center space accelerated to full occupancy, inside of six months Expanding Montreal Colocation footprint in 2018 • INAP announces 1 for 4 reverse stock split, effective on November 20, 2017. • INAP reaffirms/raises guidance targets for calendar year 2017. © 2017 Internap Corporation (INAP) INAP on Track for Year End Targets

5 INAP’S TOP 21 MARKETS © 2017 Internap Corporation (INAP)

6 CONSOLIDATED EARNINGS SUMMARY *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP) Solid Financial Performance and Consistency Demonstrated Through 3Q’17

7 INAP COLO BUSINESS UNIT RESULTS *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP) INAP’s Colocation Portfolio is Positioned for Profitable Growth COLOCATION MANAGED HOSTING NETWORK

8 INAP CLOUD BUSINESS UNIT RESULTS *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP) Cloud Revenue Consistent Performance with an Increase in Contribution Margin CLOUD BARE METAL $17.6 $17.6

9 CASH FLOW AND BALANCE SHEET SUMMARY *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP) Investing in Success Based Projects in 3Q’17

10 FULL YEAR 2017 EXPECTED RANGE ($ millions) Previous Guidance Current Guidance Revenue $275 to $285 $277 to $282 Adjusted EBITDA (non-GAAP)* $85 to $90 $87 to $92 Capital Expenditures $32 to $37 Reaffirming *Reconciliation to GAAP on pages 13-17 © 2017 Internap Corporation (INAP) INAP Raising Adjusted EBITDA Guidance

11 LOOKING AHEAD TO 2018 © 2017 Internap Corporation (INAP) Combining Organic Growth and M&A Activity in 2018 • Executing on Management 2017 Objectives: Improved Balance Sheet Margin Expansion Focus on Rebuilding Sales Force for Revenue Growth • Focusing on Tuck-in Targets in COLO and Managed Services & Hosting in the near term. • Investing in Data Centers in Major Markets – Dallas, Montreal, and Phoenix. • Continue to Manage Salesforce Productivity and Channel Partners Performance. • Reviewing and Improving INAP’s Global Portfolio - Emphasizing our Emerging Identity as a Colocation Leader in Major Markets with Value Added Services, including Managed Services & Hosting, Cloud, and High Performance Network Services.

12© 2017 Internap Corporation (INAP) APPENDIX Reconciliation of Non-GAAP Financial Measures

13 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Normalized Net Loss is a non-GAAP measure. Normalized Net Loss is net loss plus exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, one time interest expense, and organizational realignment costs. © 2017 Internap Corporation (INAP)

14 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Business Unit Contribution and Business Unit Contribution Margin are non-GAAP measures. Business Unit Contribution is defined as business unit revenues less direct costs of sales and services, customer support, and sales and marketing, exclusive of depreciation and amortization. Business Unit Contribution Margin is Business Unit Contribution as a percentage of business unit revenues. ($ in thousands) © 2017 Internap Corporation (INAP)

15 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Adjusted EBITDA is GAAP net loss plus depreciation and amortization, interest expense, provision (benefit) for income taxes, other expense (income), (gain) loss on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs and organizational realignment costs. Adjusted EBITDA margin is adjusted EBITDA as a percentage of revenues. © 2017 Internap Corporation (INAP)

16 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA less CapEx is a non-GAAP measure. Adjusted EBITDA less CapEx is Adjusted EBITDA less capital expenditures with Adjusted EBITDA for this non-GAAP measure defined as net cash flow provided by operating activities plus cash paid for interest, cash paid for taxes, cash paid for exit activities and restructuring, cash paid for strategic alternatives and related costs, cash paid for organizational realignment costs, payment of debt lender fees and other working capital changes less capital expenditures. © 2017 Internap Corporation (INAP)

17 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES © 2017 Internap Corporation (INAP) Free Cash Flow and Unlevered Free Cash Flow are non-GAAP measures. Free Cash Flow is net cash flows provided by operating activities minus capital expenditures. Unlevered Free Cash Flow is Free Cash Flow plus cash interest expense: Below is a reconciliation of GAAP net loss to forward looking Adjusted EBITDA for the period indicated: